UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CORNING INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CORNING INCORPORATED ATTN: MELISSA GAMBOL ONE RIVERFRONT PLAZA, HQ E2-10 CORNING, NY 14831	Your Vote Counts! CORNING INCORPORATED 2026 Annual Meeting Vote by April 29, 2026 11:59 PM ET. For shares held in a Plan, vote by April 27, 2026 11:59 PM ET.

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You invested in CORNING INCORPORATED and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 30, 2026.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* April 30, 2026 12:00 p.m. Eastern Time
Virtually at: www.virtualshareholdermeeting.com/GLW2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of 10 Directors
Nominees:
1a.	Ami Badani	For
1b.	Leslie A. Brun	For
1c.	Stephanie A. Burns	For
1d.	Pamela J. Craig	For
1e.	Robert F. Cummings, Jr.	For
1f.	Roger W. Ferguson, Jr.	For
1g.	Thomas D. French	For
1h.	Daniel P. Huttenlocher	For
1i.	Kevin J. Martin	For
1j.	Wendell P. Weeks	For
2.	Advisory approval of our executive compensation (Say on Pay)	For
3.	Ratification of PricewaterhouseCoopers LLP as independent registered public accounting firm	For
4.	Request to adopt an independent chair policy	Against

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